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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 26, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                333-114018                04-2955061
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2007, First Ipswich Bancorp (the "Company") entered into subscription agreements with the investors named below pursuant to which the Company sold an aggregate of 125,000 shares of the Company's common stock at a purchase price of $8.00 per share and warrants to purchase an aggregate of 25,000 shares of the Company's common stock at an exercise price of $8.00 per share. The following persons invested in the Company pursuant to said subscription agreements: Robert R. Borden III; Russell G. Cole; Franz Colloredo-Mansfeld; Timothy R. Collins; Craig H. Deery, UBS Financial Services FBO Craig H. Deery IRA; Edward D. Dick, Trustee, E.D. Dick Co. Inc. Retirement Trust; John P. DiIorio, Jr. and Denise A. DiIorio; Wells Fargo Bank Rollover C/F FBO Timothy L. Felter; Stephanie R. Gaskins; Fay Hannon; JP Morgan Chase Bank ACF Carol A. Gray Lloyd IRA; William F. Macauley; H.A. Patrican. Jr., Diane E. Patrican and Brian J. Patrican; Neil St. John Raymond; Neil St. John Raymond, Jr.; Charles V. Reed; Raymond James & Assoc. Inc. Custodian FBO William J. Tinti SEP IRA. Messrs. Borden III, Cole, Collins, Deery, Dick, Patrican, Jr., Raymond, Raymond, Jr., and Tinti and Ms. Gaskins are directors of the Company and its wholly-owned subsidiary, The First National Bank of Ipswich (the "Bank"). Mr. Neil St. John Raymond, Mr. Cole, and Mr. Felter are officers of the Company and the Bank. Mr. DiIorio is an officer of the Bank. Mr. Colloredo-Mansfeld is a former director of the Company and the Bank. Mr. Neil St. John Raymond is also a significant shareholder of the Company. Mr. Macauley is a shareholder of Craig and Macauley Professional Corporation, which firm provides legal services to the Company and the Bank. Ms. Hannon is married to David F. Hannon, a shareholder of Craig and Macauley Professional Corporation. Mr. Reed and Ms. Lloyd are employees of Raymond Property Company, which firm is controlled by Mr. Neil St. John Raymond. The terms of the subscription agreements are described in further detail in Item 3.02 below and are incorporated herein by reference. The form of the subscription agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On January 26, 2007, the Company sold 125,000 shares of its common stock, par value $1.00 per share (the "Common Stock"), at a purchase price of $8.00 per share, to accredited investors as defined by Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") (the transaction is referred to herein as the "Private Placement"). Each investor in the Private Placement also received a warrant to purchase a number of shares of Common Stock equal to 20% of the shares subscribed for in such investor's subscription agreement. The warrants are exercisable upon issuance through January 26, 2010 at an exercise price of $8.00 per share, subject to the terms and conditions described in the form of warrant attached hereto as Exhibit 4.1 and incorporated herein by reference. The shares of Common Stock and warrants were offered and sold pursuant to the exemption from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied upon information provided by each purchaser, including representations and warranties in the subscription agreement, to comply with the exemption from registration under Rule 506 of the Securities Act.

The Company engaged an independent firm to analyze the terms of the Private Placement, including the price at which the shares of Common Stock were to be sold, and to issue a fairness opinion related thereto. There were no underwriting discounts or commissions as the Company did not engage the services of an underwriter or agent and all sales were conducted directly with the purchasers by the Company.
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THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. THE SECURITIES SOLD
IN THE PRIVATE PLACEMENT ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

Item 7.01 Regulation FD Disclosure.

On February 1, 2007, the Company issued a press release relating to the Private Placement, which release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 4.1   Form of Warrant

Exhibit 10.1  Subscription Agreement

Exhibit 99.1  Press Release dated February 1, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: February 1, 2007                    By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

4.1           Form of Warrant

10.1          Subscription Agreement

99.1          Press Release dated February 1, 2007.